UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 1, 2019

Richmond Mutual Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-230184	36-4926041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

31 North 9th Street, Richmond, Indiana	47374
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 962-2581

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RMBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⊠

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On July 1, 2019, Richmond Mutual Bancorporation, Inc. (“RMBI”) announced that it has become the holding company for First Bank Richmond (the “Bank”) in connection with the completion of the Bank’s reorganization from the mutual holding company form of organization to the stock holding company form of organization.  RMBI has also completed its related stock offering.   A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press release dated July 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

RICHMOND MUTUAL BANCORPORATION, INC.

Date:	July 1, 2019	By:	/s/ Donald A. Benziger
Donald A. Benziger Executive Vice President and CFO

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